Cmoproj
UBS		1:17:34 pm January 29, 2004
Fixed Income Research	MASTR0401G5 30 year 5.5	Margarita Genis mgenis@rhino
cmoproj.614		Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A20	909,090.00	5.50000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.5000	01/30/04	30 year	5.95	358.00	300.0PSA	31:00

Price	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
	50	100	200	300	400	500	750	1000
29:00	17.519	16.814	15.529	14.389	13.373	12.423	3.288	-9.992
29:04	17.423	16.715	15.424	14.280	13.259	12.306	3.144	-10.164
29:08	17.328	16.617	15.321	14.171	13.146	12.189	3.000	-10.334
29:12	17.233	16.520	15.218	14.064	13.034	12.073	2.858	-10.503
29:16	17.140	16.423	15.116	13.957	12.923	11.958	2.717	-10.671
29:20	17.047	16.328	15.014	13.851	12.813	11.844	2.576	-10.838
29:24	16.955	16.232	14.914	13.745	12.703	11.730	2.437	-11.004
29:28	16.863	16.138	14.814	13.641	12.594	11.618	2.298	-11.169

30:00	16.773	16.045	14.715	13.537	12.486	11.506	2.160	-11.333
30:04	16.683	15.952	14.617	13.434	12.379	11.394	2.024	-11.496
30:08	16.593	15.859	14.519	13.331	12.272	11.284	1.888	-11.658
30:12	16.505	15.768	14.422	13.230	12.166	11.174	1.753	-11.818
30:16	16.417	15.677	14.326	13.129	12.061	11.066	1.618	-11.978
30:20	16.329	15.587	14.231	13.028	11.957	10.957	1.485	-12.137
30:24	16.243	15.498	14.136	12.929	11.853	10.850	1.352	-12.295
30:28	16.157	15.409	14.042	12.830	11.750	10.743	1.221	-12.452

31:00	16.071	15.321	13.948	12.732	11.648	10.637	1.090	-12.609
31:04	15.987	15.233	13.856	12.635	11.547	10.532	0.960	-12.764
31:08	15.903	15.146	13.764	12.538	11.446	10.428	0.831	-12.918
31:12	15.819	15.060	13.672	12.442	11.346	10.324	0.702	-13.071
31:16	15.736	14.974	13.581	12.347	11.246	10.220	0.574	-13.224
31:20	15.654	14.889	13.491	12.252	11.147	10.118	0.448	-13.375
31:24	15.572	14.805	13.402	12.158	11.049	10.016	0.321	-13.526
31:28	15.491	14.721	13.313	12.064	10.952	9.915	0.196	-13.676

32:00	15.411	14.638	13.225	11.971	10.855	9.814	0.071	-13.825
32:04	15.331	14.555	13.137	11.879	10.758	9.714	-0.052	-13.973
32:08	15.252	14.473	13.050	11.787	10.663	9.615	-0.176	-14.120
32:12	15.173	14.392	12.963	11.696	10.568	9.517	-0.298	-14.267
32:16	15.095	14.311	12.878	11.606	10.474	9.419	-0.420	-14.412
32:20	15.017	14.231	12.792	11.516	10.380	9.321	-0.541	-14.557
32:24	14.940	14.151	12.708	11.427	10.287	9.224	-0.661	-14.701
32:28	14.863	14.072	12.623	11.338	10.194	9.128	-0.780	-14.844
Avg Life	17.451	15.311	12.525	10.877	9.821	9.068	5.898	4.231
Duration	4.676	4.527	4.272	4.067	3.902	3.764	3.047	2.554
First Pay	2/09	2/09	2/09	2/09	2/09	2/09	9/08	8/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	1/29	7/09

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.